UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2012
Spherix Incorporated
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	0-5576	52-0849320
(Address of principal executive offices) 6430 Rockledge Drive, Suite 503, Bethesda, Maryland		(Zip Code) 20817
Registrant’s telephone number, including area code		301-897-2540

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 21, 2012, Spherix Incorporated (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Certificate of Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), at an exchange ratio of 1-for-20.  As previously announced by the Company, the Reverse Stock Split and the Certificate of Amendment were approved by the Company’s Board of Directors on September 6, 2012, pursuant to authority granted by the stockholders of the Company at the Company’s August 14, 2012, meeting of stockholders.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As a result of the Reverse Stock Split, every 20 shares of the Company’s issued and outstanding Common Stock were combined into one share of Common Stock, par value, $0.01 per share.  No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split.  Instead, fractional shares that would otherwise result from the Reverse Stock Split will be purchased by the Company based on the closing price of the stock on September 21, 2012.

Trading of the Company’s Common Stock on The NASDAQ Capital Market (“NASDAQ”) will continue, on a Reverse Stock Split-adjusted basis.  To reflect the Reverse Stock Split, NASDAQ will append the fifth character “D” to the Company’s ticker symbol for 20 business days, beginning September 24, 2012.  During that time, the Company’s Common Stock will continue to be listed on NASDAQ and trade under the symbol “SPEXD”.  The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 84842R 304.

American Stock Transfer & Trust Company, LLC, the Company’s Transfer Agent, will act as Exchange Agent for the Reverse Stock Split.  Transmittal letters will be provided to registered holders of the Company’s Common Stock providing appropriate instructions.

The primary objective of the Reverse Stock Split is to maintain the Company’s listing on NASDAQ by regaining compliance with the minimum share price listing requirement.

On September 21, 2012, the Company issued a press release announcing the Reverse Stock Split.  A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

A copy of the Company’s press release announcing the reverse stock split is attached as an Exhibit hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit
Number                                Description

3.1	Certificate of Amendment

99.1	Press Release dated September 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Robert L. Clayton
Robert L. Clayton, CFO

Date:	September 21, 2012